Reorganization Proceedings of Certain Subsidiaries	12 Months Ended
May 31, 2014
Reorganization Proceedings of Certain Subsidiaries

NOTE O — REORGANIZATION PROCEEDINGS OF CERTAIN SUBSIDIARIES

General — Prior to May 31, 2010, Bondex and SPHC were defendants in various asbestos-related bodily injury lawsuits filed in various state courts. These cases generally sought unspecified damages for asbestos-related diseases based on alleged exposures to asbestos-containing products.

On May 31, 2010, Bondex and its parent, SPHC, filed voluntary petitions in the U.S. Bankruptcy Court in Delaware (the “Bankruptcy Court”) to reorganize under chapter 11 of the Bankruptcy Code. SPHC and Bondex took this action in an effort to permanently and comprehensively resolve all pending and future asbestos-related liability claims associated with Bondex and SPHC. As a result of the filing, all litigation related to Bondex and SPHC asbestos personal injury claims has been stayed, with the exception of the cases referenced in Note 3 with respect to which the stay was lifted. The objective of the bankruptcy proceedings is to enable the filing entities to establish a section 524(g) trust accompanied by a court order that will direct all existing and future SPHC-related and Bondex-related claims to such trust, which will then compensate asbestos claimants based upon factors set forth in an approved plan of reorganization. Since the date of the filing, and in accordance with GAAP, the financial results of SPHC and Bondex have been deconsolidated from our financial results.

We have entered into an agreement in principle with the official representatives of current and future claimants that would resolve all present and future asbestos personal injury claims related to Bondex and other related entities. The agreement contemplates the filing of a plan or plans of reorganization and related documents (the “Plan”) with the Bankruptcy Court. The Plan will be subject to approval of the claimants, as well as the Bankruptcy Court and U.S. District Court.

Under the terms of the agreement in principle, a trust or trusts (the “Trust”) will be established under Section 524(g) of the Bankruptcy Code for the benefit of current and future asbestos personal injury claimants. Upon effectiveness of the Plan (the “Effective Date”), the Trust will be funded with $450 million in cash and one or more promissory notes, bearing no interest and maturing on or before the fourth anniversary of the Effective Date. The Plan shall provide for the following contributions to the Trust:

•	On or before the second anniversary of the Effective Date, an additional $102.5 million in cash, RPM International stock or a combination thereof (at our discretion in this and all subsequent cases) will be deposited into the Trust;

•	On or before the third anniversary of the Effective Date, an additional $120 million in cash, RPM International stock or a combination thereof will be deposited into the Trust; and

•	On or before the fourth anniversary of the Effective Date, a final payment of $125 million in cash, RPM International stock or a combination thereof will be deposited into the Trust.

Of the first $450 million payment, $2.5 million relates to the resolution of all present and future asbestos personal injury claims related to NMBFil, Inc., an indirect subsidiary of RPM International, which is the subject of a separate settlement term sheet. A portion of the payments due under the promissory note(s) will be secured by a right to the equity of Bondex and related chapter 11 debtor entities. All present and future asbestos personal injury claims against Bondex and the other related entities would be channeled to and paid by the Trust.

The agreement in principle will automatically terminate if the Plan is not filed by October 31, 2014. Pursuant to the terms of the agreement, the Plan must be confirmed and effective no later than October 31, 2015, otherwise simple interest at the rate of 3.45% will begin to accrue on the aggregate funding amount of the trust through the effective date of the Plan.

There is no guaranty that the Plan will be filed or confirmed or the timing of any such confirmation. If the Plan is not filed or if the Plan, or a substantially similar plan, is not confirmed, the interests of SPHC, Bondex and RPM International may be significantly and adversely affected, SPHC and Bondex will remain in chapter 11, the amount of the asbestos liabilities of SPHC and Bondex will remain unresolved and the terms, timing and impact of any plan of reorganization ultimately confirmed in the cases will be unknown. If the Plan is not confirmed, the amount of SPHC’s and Bondex’s asbestos-related personal injury liabilities will not be resolved and will continue to be subject to substantial dispute and uncertainty as the appeals process with respect to the estimation ruling will then move forward. If the Plan is not confirmed, the amount of the asbestos personal injury liabilities could ultimately be determined to be significantly different from the amount agreed to by the parties in the agreement. This difference could be material to our financial position, cash flows and results of operations. In the event the Plan is not confirmed it is unclear whether any channeling injunction entered in connection with a plan of reorganization will extend to all non-filing affiliates of the filing entities, including RPM International.

At a hearing held on November 13, 2013, the Bankruptcy Court granted the motion of the Official Committee of Asbestos Personal Injury Claimants and the Future Claimants’ Representative (collectively, the “ACC/FCR”) for standing to pursue SPHC estate claims against us, certain of our current and former directors and executive officers, and third party advisors. As previously disclosed, we anticipated that the ACC/FCR might be permitted to pursue claims on behalf of the SPHC and Bondex estates against us. We believe that the alleged SPHC estate claims are without merit and, if such claims are made, intend to contest them vigorously. The ACC/FCR have agreed not to proceed with any such claims unless the Plan is not confirmed.

As previously disclosed, the Bankruptcy Court issued an opinion in May 2013 estimating the current and future asbestos claims associated with Bondex and SPHC at approximately $1.17 billion, which represented one step in the legal process in helping to determine the amount of potential funding for a 524(g) asbestos trust. The Debtors firmly believe that the opinion substantially overstates the amount of their liability and is not supported by the facts or the law, and we and the Debtors have appealed the ruling. Those appeals have been consolidated by the District Court and, on February 7, 2014, were certified by the District Court for direct review by the U.S. Court of Appeals for the Third Circuit, but the Third Circuit declined to accept the certification. The appeals remain pending before the District Court. The ACC/FCR have also filed a motion with the District Court to dismiss the appeal on the ground that the estimation decision was not a final, appealable order. Briefing of the appeal, and the motion to dismiss the appeal, at the District Court level will be stayed pending confirmation of the Plan.

Prior to the bankruptcy filing, the filing entities had litigated and, on many occasions, settled asbestos products liability claims brought against them. The debtors paid $92.6 million during the year ended May 31, 2010, prior to the bankruptcy filing, in connection with the litigation and settlement of asbestos claims, $42.6 million of which consisted of defense costs. With the exception of the appeal bonds described in Note A, no claims have been paid since the bankruptcy filing and it is not contemplated that any claims will be paid until a plan of reorganization is confirmed and an asbestos trust is established and operating.

Prior to the chapter 11 bankruptcy filing, we recorded asbestos contingent liabilities that included estimations of future costs. Such estimates by their nature are subject to many uncertainties that may change over time, including (i) the ultimate number of claims filed; (ii) the amounts required to resolve both currently known and future unknown claims; (iii) the amount of insurance, if any, available to cover such claims, including the outcome of coverage litigation against the filing entities’ third-party insurers; (iv) future earnings and cash flow of the filing entities; (v) the impact of bankruptcies of other companies whose share of liability may be imposed on the filing entities under certain state liability laws; (vi) the unpredictable aspects of the litigation process including a changing trial docket and the jurisdictions in which trials are scheduled; (vii) the outcome of any such trials, including potential judgments or jury verdicts, as a result of the strategy of Bondex and SPHC to take selective cases to verdict; (viii) the lack of specific information in many cases concerning exposure to products for which Bondex, SPHC, or another of our subsidiaries is allegedly responsible, and the claimants’ alleged diseases resulting from such exposure; (ix) potential changes in applicable federal and/or state tort liability law; and (x) the potential impact of various proposed structured settlement transactions. All these factors may have a material effect upon future asbestos-related liability estimates.

As a result of their bankruptcy filing, SPHC and Bondex are precluded from paying dividends to shareholders and from making payments on any pre-bankruptcy filing accounts or notes payable that are due and owing to any other entity within the RPM group of companies (the “Pre-Petition Intercompany Payables”) or other pre-petition creditors during the pendency of the bankruptcy case, without the Bankruptcy Court’s approval. Moreover, no assurances can be given that any of the Pre-Petition Intercompany Payables will ever be paid or otherwise satisfied.

When SPHC emerges from the jurisdiction of the Bankruptcy Court, the subsequent accounting will be determined based upon the applicable circumstances and facts at such time, including the terms of any plan of reorganization.

SPHC has assessed its liquidity position as a result of the bankruptcy filing and believes that it can continue to fund its and its subsidiaries’ operating activities and meet its debt and capital requirements for the foreseeable future.

Historical Asbestos Liability Reserve — In fiscal 2006, management retained Crawford & Winiarski (“C&W”), an independent, third-party consulting firm with expertise in the area of asbestos valuation work, to assist it in calculating an estimate of Bondex’s liability for unasserted-potential-future-asbestos-related claims. C&W’s methodology to project Bondex’s liability for unasserted-potential-future-asbestos-related claims included an analysis of: (a) a widely accepted forecast of the population likely to have been exposed to asbestos; (b) epidemiological studies estimating the number of people likely to develop asbestos-related diseases; (c) the historical rate at which mesothelioma incidences resulted in the payment of claims by Bondex; (d) the historical settlement averages to value the projected number of future compensable mesothelioma claims; (e) the historical ratio of mesothelioma-related indemnity payments to non-mesothelioma indemnity payments; and (f) the historical defense costs and their relationship with total indemnity payments. Based upon the results of this analysis, Bondex recorded an accrued liability for asbestos claims through 2016 as of May 31, 2006 of $421.3 million. This amount was calculated on a pretax basis and was not discounted for the time value of money.

During the fiscal year ended May 31, 2008, the ten-year asbestos liability established as of May 31, 2006 was reviewed and evaluated. As part of that process, the credibility of epidemiological studies of Bondex’s mesothelioma claims, first introduced to management by C&W some two-and-one-half years earlier, was validated. At the core of the evaluation process, and the basis of C&W’s actuarial work on behalf of Bondex, is the Nicholson Study. The Nicholson Study is the most widely recognized reference in bankruptcy trust valuations, global settlement negotiations and the Congressional Budget Office’s work done on the proposed FAIR Act in 2006. Based on our ongoing comparison of the Nicholson Study projections and Bondex’s specific actual experience, which at that time continued to bear an extremely close correlation to the study’s projections, the asbestos liability projection was extended out to the year 2028. C&W assisted in calculating an estimate of our liability for unasserted-potential-future-asbestos-related claims out to 2028. C&W projected that the cost of extending the asbestos liability to 2028, coupled with an updated evaluation of Bondex’s current known claims to reflect its most recent actual experience, would be $288.1 million. Therefore, management added $288.1 million to the existing asbestos liability, which brought Bondex’s total asbestos-related balance sheet liabilities at May 31, 2008 to $559.7 million. On May 30, 2010, the day prior to the bankruptcy filing, Bondex had recorded an asbestos related product liability of $397.7 million.

As noted above, however, the Bankruptcy Court has now estimated the present and future asbestos-related liabilities of Bondex and SPHC at $1.17 billion, and that determination is the subject of pending appeals.